                                                                   EXHIBIT 10.22

                           WABASH NATIONAL CORPORATION
                            2004 STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT

      Wabash National Corporation, a Delaware corporation (the "Company"), hereby grants shares of its common stock, $.01 par value, (the "Stock") to the Grantee named below, subject to the vesting conditions set forth in the attachment. Additional terms and conditions of the grant are set forth in this cover sheet, in the attachment and in the Company's 2004 Stock Incentive Plan (the "Plan").

Grant Date:
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Name of Grantee:
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Grantee's Social Security Number:         -    -        (please fill in)
                                   ------- ---- -------
Number of Shares of Stock Covered by Grant:
                                             ----------
Purchase Price per Share of Stock:  $
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      BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED. YOU ACKNOWLEDGE THAT YOU HAVE CAREFULLY REVIEWED THE PLAN, AND AGREE THAT THE PLAN WILL CONTROL IN THE EVENT ANY PROVISION OF THIS AGREEMENT SHOULD APPEAR TO BE INCONSISTENT.

Grantee:
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                                  (Signature)

Company:
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                                  (Signature)

            Printed:
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            Title:
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Attachment

      This is not a stock certificate or a negotiable instrument.

                           WABASH NATIONAL CORPORATION
                            2004 STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT

RESTRICTED STOCK/          This grant is an award of Stock in the number of
NONTRANSFERABILITY         shares set forth on the cover sheet, at the purchase
                           price set forth on the cover sheet, and subject to
                           the vesting conditions described below ("Restricted
                           Stock"). The purchase price for the Restricted Stock
                           is deemed paid by your services to the Company. To
                           the extent not yet vested, your Restricted Stock may
                           not be transferred, assigned, pledged or
                           hypothecated, whether by operation of law or
                           otherwise, nor may the Restricted Stock be made
                           subject to execution, attachment or similar
                           process.

ISSUANCE AND VESTING       The Company will issue your Restricted Stock in your
                           name as of the Grant Date.

                                 Your rights to the shares of Stock under this
                           grant vest as to:

                                 -- one-third (1/3) of the total number of
                           shares covered by this grant, as shown on the cover sheet (the "Shares"), on the third anniversary of the Grant Date ("Anniversary Date"), provided you then continue in Service.

                                 -- provided you then continue in Service,
                           one-third (1/3) of the Shares shall vest on the fourth Anniversary Date.

                                 -- provided you then continue in Service,
                           one-third (1/3) of the Shares shall vest on the fifth
                           Anniversary Date.

                           The resulting aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this grant.

                           No additional shares of Stock will vest after your Service has terminated for any reason.

FORFEITURE OF UNVESTED     In the event that your Service terminates for any
STOCK                      reason, you will forfeit to the Company all of the
                           shares of Stock subject to this grant that have not
                           yet vested.

ESCROW The certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of Stock delivered in escrow to the Secretary of the Company.

                           All regular cash dividends on the Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow.
                           However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding common stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend or a similar change in the Company Stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Stock shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Stock is at the time subject to the escrow requirements hereof.

                           As your interest in the shares vests, as described above, the certificates for such vested shares shall be released from escrow and delivered to you, at your request, within 30 days of their vesting.

WITHHOLDING TAXES          You agree, as a condition of this grant, that you
                           will make acceptable arrangements to pay any
                           withholding or other taxes that may be due as a
                           result of the vesting of Stock acquired under this
                           grant.  In the event that the Company determines
                           that any federal, state, local or foreign tax or
                           withholding payment is required relating to the
                           vesting of shares arising from this grant, the
                           Company shall have the right to require such
                           payments from you, or withhold such amounts from
                           other payments due to you from the Company or any
                           Affiliate.

SECTION 83(b) ELECTION     Under Section 83 of the Internal Revenue Code of
                           1986, as amended (the "Code"), the difference between
                           the purchase price paid for the shares of Stock and
                           their fair market value on the date any forfeiture
                           restrictions applicable to such shares lapse will be
                           reportable as ordinary income at that time. For this
                           purpose, "forfeiture restrictions" include the
                           forfeiture of unvested Stock that is described above.
                           You may elect to be taxed at the time the shares are
                           acquired, rather than when such shares cease to be
                           subject to such forfeiture restrictions, by filing an
                           election under Section 83(b) of the Code with the
                           Internal Revenue Service within thirty (30) days
                           after the Grant Date. You will have to make a tax
                           payment to the extent the purchase price is less than
                           the fair market value of the shares on the Grant
                           Date. No tax payment will have to be made to the
                           extent the purchase price is at least equal to the
                           fair market value of the shares on the Grant Date.
                           The form for making this election is attached as
                           Exhibit B hereto. Failure to make this filing within
                           the thirty (30) day period will result in the
                           recognition of ordinary income by you (in the event
                           the fair market value of the shares as of the vesting
                           date exceeds the purchase price) as the forfeiture
                           restrictions lapse.

                           YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY,
                           AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION
                           UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY
                           OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR
                           BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS
                           WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO
                           FILE ANY 83(B) ELECTION.

RETENTION RIGHTS           This Agreement does not give you the right to be
                           retained by the Company (or any Parent, Subsidiaries
                           or Affiliates) in any capacity. The Company (and any
                           Parent, Subsidiaries or Affiliates) reserves the
                           right to terminate your Service at any time and for
                           any reason.

SHAREHOLDER RIGHTS         You have the right to vote the Restricted Stock and
                           to receive any dividends declared or paid on such
                           stock. Any distributions you receive as a result of
                           any stock split, stock dividend, combination of
                           shares or other similar transaction shall be deemed
                           to be a part of the Restricted Stock and subject to
                           the same conditions and restrictions applicable
                           thereto. The Company may in its sole discretion
                           require any dividends paid on the Restricted Stock to
                           be reinvested in shares of Stock, which the Company
                           may in its sole discretion deem to be a part of the
                           shares of Restricted Stock and subject to the same
                           conditions and restrictions applicable thereto.
                           Except as described in the Plan, no adjustments are
                           made for dividends or other rights if the applicable
                           record date occurs before your
                           stock certificate is issued.

FORFEITURE OF RIGHTS       If you should take actions in competition with the
                           Company, the Company shall have the right to cause a
                           forfeiture of your unvested Restricted Stock, and
                           with respect to those shares of Restricted Stock
                           vesting during the period commencing twelve (12)
                           months prior to your termination of Service with the
                           Company due to taking actions in competition with the
                           Company, the right to cause a forfeiture of those
                           vested shares of Stock (but the Company will pay you
                           the purchase price without interest).

                           Unless otherwise specified in an employment or other agreement between the Company and you, you take actions in competition with the Company if you directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or are a proprietor, director, officer, stockholder, member, partner or an employee or agent of, or a consultant to any business, firm, corporation, partnership or other entity which competes with any business in which the Company or any of its Affiliates is engaged during your employment or other relationship with the Company or its Affiliates or at the time of your termination of Service.

ADJUSTMENTS                In the event of a stock split, a stock dividend or a
                           similar change in the Company stock, the number of
                           shares covered by this grant may be

                           adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

                           "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                           SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND
                           OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN
                           AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED
                           HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A
                           COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL
                           OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON
                           WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY
                           THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY
                           THIS CERTIFICATE."

APPLICABLE LAW             This Agreement will be interpreted and enforced under
                           the laws of the State of Indiana, other than any
                           conflicts or choice of law rule or principle that
                           might otherwise refer construction or interpretation
                           of this Agreement to the substantive law of another
                           jurisdiction.

THE PLAN The text of the Plan is incorporated in this Agreement by reference. CERTAIN CAPITALIZED TERMS
                           USED IN THIS AGREEMENT ARE DEFINED IN THE PLAN, AND
                           HAVE THE MEANING SET FORTH IN THE PLAN.

                           This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. Any prior agreements, commitments or negotiations concerning this grant are superseded.

DATA PRIVACY               In order to administer the Plan, the Company may
                           process personal data about you. Such data includes
                           but is not limited to the information provided in
                           this Agreement and any changes thereto, other
                           appropriate personal and financial data about you
                           such as home address and business addresses and other
                           contact information, payroll information and any
                           other information that might be deemed appropriate by
                           the Company to facilitate the administration of the
                           Plan.

                           By accepting this grant, you give explicit consent to the Company to process any such personal data. You also give explicit consent to the Company to transfer any such personal data outside the country in which you work or are employed, including, with respect to non-US. resident Grantees, to the United States, to transferees who shall include the Company and other persons who are designated by the

                           Company to administer the Plan.

CONSENT TO ELECTRONIC      The Company may choose to deliver certain statutory
DELIVERY                   materials relating to the Plan in electronic form. By
                           accepting this grant you agree that the Company may
                           deliver the Plan prospectus and the Company's annual
                           report to you in an electronic format. If at any time
                           you would prefer to receive paper copies of these
                           documents, as you are entitled to, the Company would
                           be pleased to provide copies. Please contact
                           the Human Resources Department to request paper
                           copies of these documents.

      BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, _____________ sells, assigns and transfers to Wabash National Corporation, a Delaware corporation (the "Company"), ____________ (__________) shares of common stock of the Company represented by Certificate No. ___ and does hereby irrevocable constitute and appoint ______________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

      Dated:____________, 200__

                              __________________________________________
                                             Print Name

                              __________________________________________
                                             Signature

                            Spouse Consent (if applicable)

      ___________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.

                              __________________________________________
                                             Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO CAUSE THE FORFEITURE OF YOUR UNVESTED SHARES AS SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

                                    EXHIBIT B

                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE

      The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

      1. The name, address and social security number of the undersigned:

         Name:
              _________________________________________________
         Address:
                 ______________________________________________

         Social Security No. :
                              _______________________________________

      2. Description of property with respect to which the election is being made:

shares of common stock, par value $.10 per share, Wabash National Corporation, a Delaware corporation, (the "Company").

      3. The date on which the property was transferred is ____________ __, 200__.

      4. The taxable year to which this election relates is calendar year 200__.

      5. Nature of restrictions to which the property is subject:

         The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

      6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $__________.

      7. The amount paid by taxpayer for the property was $__________.

      8. A copy of this statement has been furnished to the Company.

Dated:  _____________, 200__

                                    ____________________________________________
                                    Taxpayer's Signature

                                    ____________________________________________
                                    Taxpayer's Printed Name

                         PROCEDURES FOR MAKING ELECTION
                    UNDER INTERNAL REVENUE CODE SECTION 83(b)

            The following procedures MUST be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:1

            1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.

            2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

            3. YOU MUST FILE ANOTHER COPY OF THE ELECTION FORM WITH YOUR FEDERAL INCOME TAX RETURN (GENERALLY, FORM 1040) FOR THE TAXABLE YEAR IN WHICH THE STOCK IS TRANSFERRED TO YOU.

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(1) Whether or not to make the election is your decision and may create tax consequences for you. You are advised to consult your tax advisor if you are unsure whether or not to make the election.